Fair Value Measurements and Other Financial Instruments	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements and Other Financial Instruments

Note 14 Fair Value Measurements and Other Financial Instruments

Fair Value Measurements

The fair value of our financial instruments, using the fair value hierarchy under U.S. GAAP detailed in “Fair Value Measurements,” of Note 2, “Summary of Significant Accounting Policies and Recently Issued Accounting Standards,” are included in the table below.

December 31, 2013	Total Fair Value	Level 1	Level 2	Level 3
Cash equivalents	$491.9	$—	$491.9	$—
Derivative financial instruments net liability:
Interest rate swaps	$1.0	$—	$1.0	$—
Foreign currency forward contracts	$40.0	$—	$40.0	$—

December 31, 2012	Total Fair Value	Level 1	Level 2	Level 3
Cash equivalents	$210.0	$—	$210.0	$—
Derivative financial instruments net liability:
Foreign currency forward contracts	$25.0	$—	$25.0	$—

Cash Equivalents

Our cash equivalents at December 31, 2013 and 2012 consisted of commercial paper and time deposits (fair value determined using Level 2 inputs). Since these are short-term highly liquid investments with original maturities of three months or less at the date of purchase, they present negligible risk of changes in fair value due to changes in interest rates.

Derivative Financial Instruments

Our foreign currency forward contracts are recorded at fair value on our consolidated balance sheets using an income approach valuation technique based on observable market inputs (Level 2).

Observable market inputs used in the calculation of the fair value of foreign currency forward contracts include foreign currency spot and forward rates obtained from an independent third party market data provider. In addition, other pricing data quoted by various banks and foreign currency dealers involving identical or comparable instruments are included.

Counterparties to these foreign currency forward contracts and interest rate swaps are rated at BBB or higher by Standard & Poor’s and Baa2 or higher by Moody’s. Credit ratings on some of our counterparties may change during the term of our financial instruments. We closely monitor our counterparties’ credit ratings and if necessary, will make any appropriate changes to our financial instruments. The fair value generally reflects the estimated amounts that we would receive or pay to terminate the contracts at the reporting date.

Other Financial Instruments

The following financial instruments are recorded at fair value or at amounts that approximate fair value: (1) trade receivables, net, (2) certain other current assets, (3) accounts payable and (4) other current liabilities. The carrying amounts reported on our consolidated balance sheets for the above financial instruments closely approximate their fair value due to the short-term nature of these assets and liabilities.

Other liabilities that are recorded at carrying value on our consolidated balance sheets include our senior notes. We utilize a market approach to calculate the fair value of our senior notes. Due to their limited investor base and the face value of some of our senior notes, they may not be actively traded on the date we calculate their fair value. Therefore, we may utilize prices and other relevant information generated by market transactions involving similar securities, reflecting U.S. Treasury yields to calculate the yield to maturity and the price on some of our senior notes. These inputs are provided by an independent third party and are considered to be Level 2 inputs.

We derive our fair value estimates of our various other debt instruments by evaluating the nature and terms of each instrument, considering prevailing economic and market conditions, and examining the cost of similar debt offered at the balance sheet date. We also incorporated our credit default swap rates and currency specific swap rates in the valuation of each debt instrument, as applicable.

These estimates are subjective and involve uncertainties and matters of significant judgment, and therefore we cannot determine them with precision. Changes in assumptions could significantly affect our estimates.

The table below shows the carrying amounts and estimated fair values of our total debt:

	December 31, 2013		December 31, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
12% Senior Notes due February 2014	$150.3	$150.6	$153.4	$172.0
Term Loan A Facility due October 2016(1)	684.5	684.5	843.9	843.9
7.875% Senior Notes due June 2017	—	—	394.5	424.8
Term Loan B Facility due October 2018(1)	681.6	681.6	771.6	771.6
8.125% Senior Notes due September 2019	750.0	841.4	750.0	846.8
6.50% Senior Notes due December 2020	424.1	456.7	425.0	463.1
8.375% Senior Notes due September 2021	750.0	853.1	750.0	858.5
5.25% Senior Notes due April 2023	425.0	414.7	—	—
6.875% Senior Notes due July 2033	448.6	431.2	448.6	421.7
Other foreign loans	85.0	84.9	44.2	44.0
Other domestic loans	0.4	0.4	0.6	0.6

Total debt	$4,399.5	$4,599.1	$4,581.8	$4,847.0

(1)	Includes borrowings denominated in currencies other than U.S. dollars.

As of December 31, 2013, we did not have any non–financial assets and liabilities that were carried at fair value on a recurring basis in the consolidated financial statements or for which a fair value measurement was required. Included among our non-financial assets and liabilities that are not required to be measured at fair value on a recurring basis are inventories, net property and equipment, goodwill, intangible assets and asset retirement obligations.

Credit and Market Risk

Financial instruments, including derivatives, expose us to counterparty credit risk for nonperformance and to market risk related to changes in interest or currency exchange rates. We manage our exposure to counterparty credit risk through specific minimum credit standards, establishing credit limits, diversification of counterparties, and procedures to monitor concentrations of credit risk.

We do not expect any of our counterparties in derivative transactions to fail to perform as it is our policy to have counterparties to these contracts that are rated at least BBB or higher by Standard & Poor’s and Baa2 or higher by Moody’s. Nevertheless, there is a risk that our exposure to losses arising out of derivative contracts could be material if the counterparties to these agreements fail to perform their obligations. We will replace counterparties if a credit downgrade is deemed to increase our risk to unacceptable levels.

We regularly monitor the impact of market risk on the fair value and cash flows of our derivative and other financial instruments considering reasonably possible changes in interest and currency exchange rates and restrict the use of derivative financial instruments to hedging activities. We do not use derivative financial instruments for trading or other speculative purposes and do not use leveraged derivative financial instruments.

We continually monitor the creditworthiness of our diverse base of customers to which we grant credit terms in the normal course of business and generally do not require collateral. We consider the concentrations of credit risk associated with our trade accounts receivable to be commercially reasonable and believe that such concentrations do not leave us vulnerable to significant risks of near-term severe adverse impacts. The terms and conditions of our credit sales are designed to mitigate concentrations of credit risk with any single customer. Our sales are not materially dependent on a single customer or a small group of customers.